UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas, 78249
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2025, Clear Channel International Holdings B.V. (the “Seller”), Clear Channel Outdoor, LLC (the “Guarantor”), and Clear Channel International B.V. (the “Parent”), each a wholly-owned subsidiary of Clear Channel Outdoor Holdings, Inc. (the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Bauer Radio Limited, a private limited company incorporated and registered in England and Wales (the “Purchaser”).

Pursuant to the Share Purchase Agreement, and in accordance with the terms and conditions set forth therein, the Seller has agreed to sell, and the Purchaser has agreed to purchase, the entire issued share capital of Clear Channel Holdings Limited (the “Target”) and, thereby, all the businesses constituting the Company’s Europe-North segment. For avoidance of doubt, the Company’s business in Spain, which is part of the Company’s Europe-South segment, is not part of the transaction. The Guarantor has agreed to unconditionally and irrevocably guarantee to the Purchaser the due and punctual performance and observance by the Seller of all its obligations, commitments, undertakings, covenants, and warranties under the Share Purchase Agreement.

Purchase Consideration

As consideration for the purchase of the entire issued share capital of the Target by the Purchaser, the Purchaser will pay to the Seller an initial amount of $625.0 million in cash, subject to certain customary adjustments related to the amount of cash held by the Target and its subsidiaries, certain outstanding loans or other financing liabilities owed to the Seller and its related parties by the Target and its subsidiaries (if any), third-party indebtedness and other debt-like items, certain outstanding amounts owed by the Seller and its related parties to the Target and its subsidiaries (if any), working capital adjustments, and an amount equal to the aggregate deferred consideration (if any) related to certain ongoing claims of the Target and its subsidiaries, all subject to the terms and conditions set forth in the Share Purchase Agreement. The aforementioned adjustments shall be subject to a post-closing true-up by reference to the actual position immediately prior to closing.

The Company intends to use the anticipated net proceeds from the transaction, after payment of transaction-related fees and expenses, to prepay in full the outstanding term loans of the Parent in the principal amount of $375.0 million, plus any accrued interest. The remaining expected net proceeds will be subject to the asset sale provisions of the agreements governing the remainder of the Company’s indebtedness.

Conditions to Closing

Under the terms of the Share Purchase Agreement, the closing is subject to the receipt of regulatory clearance or approval of the transaction by certain antitrust authorities with an outside termination date of 18 months following the date of the Share Purchase Agreement (the “Outside Termination Date”), subject to a six-month extension by either party (the “Extended Outside Termination Date”). The transaction is not subject to a financing condition. The Purchaser has received an equity commitment letter pursuant to which one or more indirect shareholders of the Purchaser has committed to advance to the Purchaser, on the terms and conditions set forth in such letter, the cash amount set forth therein for the purposes of enabling the Purchaser to satisfy its payment obligations under the Share Purchase Agreement to the extent that it has insufficient immediately available funds to do so. The transaction is expected to close in 2025.

On completion of the transaction, among other deliverables, the Seller or the Parent, as applicable, shall deliver to the Purchaser (i) a transitional services agreement pursuant to which, following closing, Clear Channel International Limited (“CCI”), one of the subsidiaries of the Target, will provide or procure the provision to the Seller, and Outdoor Management Services, Inc., a wholly-owned subsidiary of the Company, will provide or procure the provision to CCI, with certain customary transitional services, primarily consisting of information technology services, plus certain finance, tax, audit, and people services for a period expected to be up to 18 months, as applicable; and (ii) a transitional services agreement pursuant to which, following closing, CCI will provide or procure the provision to Clear Channel España, S.L.U., a wholly-owned subsidiary of the Company, with certain transitional services for a period of up to 12 months, as applicable.

Warranties, Undertakings and Specific Indemnities

The Share Purchase Agreement contains customary warranties and undertakings from each of the Seller and the Purchaser, as well as certain specific indemnities (including with respect to certain litigation matters) from the Seller. During the period between the date of the Share Purchase Agreement and the completion of the transaction, the Seller has agreed to ensure that the Target and its subsidiaries conduct their businesses in all material respects in the ordinary course, as set forth more fully in Share Purchase Agreement.

In addition, following the closing of the transaction, the Seller has agreed to provide the Purchaser with a 24-month non-compete undertaking with respect to the territories where the Target and its subsidiaries operate and a 24-month non-solicit undertaking with respect to certain senior employees of the Target and its subsidiaries. These undertakings are subject to customary carve-outs and will not apply to any third-party purchaser that acquires the Seller or any of its affiliates in the future. The Purchaser has agreed to provide the Seller with a reciprocal 24-month non-compete with respect to certain territories and a reciprocal 18-month non-solicit with respect to certain senior employees of the Seller and its affiliates. These undertakings are subject to equivalent customary carve-outs.

Termination

The Share Purchase Agreement will automatically terminate if receipt of any regulatory clearance or approval of the transaction by a relevant antitrust authority is not obtained by the Outside Termination Date (or the Extended Outside Termination Date, if applicable), if any such antitrust authority prohibits the transaction prior to such date, or if the Purchaser determines that it does not wish to accept or agree to any condition, obligation, or reservation required by any such antitrust authority in order for it to give the relevant regulatory clearance or approval. If the Share Purchase Agreement is automatically terminated because of these events, the Purchaser will be obligated to pay to the Seller a cash termination fee equal to $20.0 million within fifteen business days following the date of such termination.

In addition, the Purchaser is entitled to terminate the Share Purchase Agreement in the event that the Seller or its subsidiaries take certain specified actions (including a disposal of assets of the Target and its subsidiaries) in violation of the Share Purchase Agreement and which results in a reduction of greater than $10.0 million in the value of the Target’s shares, as confirmed by an independent third party.

Governing Law

The Share Purchase Agreement is governed by, and shall be construed in accordance with, the laws of England and Wales.

The foregoing summaries of the Share Purchase Agreement and the transaction do not purport to be complete and are qualified in their entirety by the terms and conditions of the Share Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

The Share Purchase Agreement and the foregoing description thereof are not intended to provide any other factual information about the Company or the parties to such agreement. The representations, warranties, undertakings, and covenants contained in the Share Purchase Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement, and may be subject to qualifications and limitations agreed upon by such parties. In reviewing the representations, warranties, undertakings, and covenants contained in the Share Purchase Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties, undertakings, and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties, undertakings, and covenants may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the Securities and Exchange Commission (the “SEC”). Investors and stockholders are not third-party beneficiaries under the Share Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties, undertakings, and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties, undertakings, and covenants may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01.	Regulation FD Disclosure.

On January 9, 2025, the Company issued a press release announcing its entry into the Share Purchase Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and its exhibits constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as may be amended. The words “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “goals,” “potential,” “targets” and similar words and expressions are intended to identify such forward-looking statements. Any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about the timing of closing of the sale of our Europe-North segment; regulatory approvals required to consummate such transaction; the use of proceeds therefrom; our expectations with respect to optimizing our portfolio; our expectations with respect to our America and Airports segments; our business plans and strategies; and our liquidity are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, some of which are beyond our control and are difficult to predict.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to: our ability to complete the sale of our Europe-North segment on the anticipated terms and timing or at all, including obtaining regulatory approvals; disruptions from the announcement of the sale, including the diversion of management’s attention from the Company’s ongoing business operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the sale; our inability to optimize our portfolio, strengthen our liquidity, and achieve the expected benefits from the sale; continued economic uncertainty, an economic slowdown, or a recession; our ability to service our debt obligations and to fund our operations, business strategy, and capital expenditures; the impact of our substantial indebtedness, including the effect of our leverage on our financial position and earnings; the difficulty, cost, and time required to implement our strategy; the impact of the process to sell our businesses in Latin America and any process to sell our business in Spain; the impact of the recent dispositions of the businesses in our Europe-South segment, including the impact of the termination of the agreement to sell our business in Spain, as well as other strategic transactions or acquisitions; volatility of our stock price; the restrictions contained in the agreements governing our indebtedness limiting our flexibility in operating our business; and certain other factors set forth in our filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. Other key risks are described in the section entitled “Item 1A. Risk Factors” of the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of January 8, 2025, by and among Clear Channel International Holdings B.V., Clear Channel Outdoor, LLC, Clear Channel International B.V., and Bauer Radio Limited

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on January 9, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2)(ii), as may be applicable, of Regulation S-K and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: January 10, 2025	By:	/s/ Lynn A. Feldman
Lynn A. Feldman
Executive Vice President, Chief Legal Officer and Corporate Secretary